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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2002
                                                           -------------


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                    1-4174                    73-0569878
      --------                 ------------            -------------------
   (State or other             (Commission             (I.R.S. Employer
   jurisdiction of             File Number)            Identification No.)
   incorporation)


       One Williams Center, Tulsa, Oklahoma                   74172
       ------------------------------------                   ------
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

           On July 12, 2002, The Williams Companies, Inc. ("Williams") announced it is considering selling its interstate natural gas pipeline system in the central United States. The company said that parties have expressed strong interest in the business. The potential buyers for the system, known as Central, were not disclosed and terms of a potential sale are not known at this time.

Item 7. Financial Statements and Exhibits.

           Williams files the following exhibit as part of this report:

           Exhibit 99.1 Copy of Williams' press release dated July 12, 2002, publicly reporting the matters discussed herein.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WILLIAMS COMPANIES, INC.


Date: July 12, 2002                          /s/ Suzanne H. Costin
                                          --------------------------------------
                                          Name:  Suzanne H. Costin
                                          Title: Corporate Secretary




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1           Copy of Williams' press release dated July 12, 2002, publicly reporting the matters discussed herein.